EXHIBIT 23.1
                                                                    ------------


                                                            PLANTS & MORAN, PLLC
                                                                       Suite 200
                                                                 350 S. Main St.
[PLANT MORAN LOGO]                                           Ann Arbor, MI 48104
                                                               Tel: 734.655.0664
                                                               Fax: 734.665.0664
                                                                 plantemoran.com





                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation of our report dated February 6, 2004 on the financial statements of FAAC Incorporated for the years ended December 31, 2003 and 2002 in the Arotech Corporation (File No. 0-23336) Current Report on Form 8-K/A dated March 9, 2004.

                                              /s/ Plante & Moran, PLLC
                                              -------------------------------
                                              PLANTE & MORAN, PLLC

Ann Arbor, MI
March 8, 2004